                                                                      EXHIBIT 24




                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.





                             /s/ A. ROBERT ABBOUD
                                 A. Robert Abboud

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1995.





                              /s/ JAMES W. COZAD
                                  James W. Cozad

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.





                           /s/ JAMES A. HENDERSON
                               James A. Henderson

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of January, 1995.





                           /s/ ROBERT B. MCKERSIE
                               Robert B. McKersie

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of January, 1995.





                            /s/ DONALD S. PERKINS
                                Donald S. Perkins

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of January, 1995.





                         /s/ MAURICE S. NELSON, JR.
                             Maurice S. Nelson, Jr.

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.





                            /s/ JOSHUA I. SMITH
                                Joshua I. Smith

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 1995.





                                     /s/ NANCY H. TEETERS
                                         Nancy H. Teeters

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 1995.





                            /s/ RAYMOND C. TOWER
                                Raymond C. Tower

                              INLAND STEEL COMPANY

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director and(or) officer of Inland Steel Company, a Delaware corporation, do hereby nominate, constitute and appoint Robert J. Darnall, Earl L. Mason, Vicki L. Avril and David B. Anderson, or any one or more of them, my true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said Inland Steel Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Annual Report on Form 10-K of said Inland Steel Company for the fiscal year ended December 31, 1994, including specifically, but without limitation thereof, full power and authority to sign my name as a director and(or) officer of said Inland Steel Company to said Annual Report on Form 10-K and any amendment thereto, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of January, 1995.





                             /s/ ARNOLD R. WEBER
                                 Arnold R. Weber